                                                                   EXHIBIT 10.65

                                                      AMENDMENT NO. 2 TO CREDIT
                                            AGREEMENT (this "Amendment"), dated
                                            as of October 29, 2002, among DJ
                                            ORTHOPEDICS, INC., a Delaware
                                            corporation ("Holdings"), DJ
                                            ORTHOPEDICS, LLC, a Delaware limited
                                            liability company (the "Borrower"),
                                            the financial institutions listed on
                                            the signature pages hereto (the
                                            "Lenders"), WACHOVIA BANK, NATIONAL
                                            ASSOCIATION, as administrative agent
                                            (in such capacity, the
                                            "Administrative Agent"), and
                                            JPMORGAN CHASE BANK, as syndication
                                            agent (in such capacity, the
                                            "Syndication Agent").

                WHEREAS, pursuant to the Credit Agreement, dated as of June 30, 1999, among Holdings, the Borrower, the Lenders, the Administrative Agent and the Syndication Agent (as amended by Amendment No. 1 dated as of May 25, 2000 and Agreement dated as of July 13, 2000, as such may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), the Lenders have extended credit to the Borrower, and have agreed to extend credit to the Borrower, pursuant to the terms and subject to the conditions set forth therein;

                WHEREAS, the Borrower anticipates incurring certain cash and non-cash charges attributable to the third and fourth fiscal quarters of fiscal year 2002 and the first fiscal quarter of fiscal year 2003 in connection with its performance improvement program; and

                WHEREAS, the anticipated charges, together with the good faith estimate of the Borrower's management as to the amounts thereof, are described on Schedule A hereto; and

                WHEREAS, the Borrower has requested that the Required Lenders agree to amend certain provisions of the Credit Agreement in order to permit the addback of such charges in the calculation of Consolidated EBITDA and in order to avoid anticipated financial covenant violations during the fourth fiscal quarter of fiscal year 2002 and the first fiscal quarter of fiscal year 2003; and

                WHEREAS, the Required Lenders are willing to amend the Credit Agreement, pursuant to the terms and subject to the conditions set forth herein.

                ACCORDINGLY, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

        Section 1.Defined Terms. Capitalized terms used and not otherwise defined in this Amendment shall have the meanings given to them in the Credit Agreement.

        Section 2.Amendments.

                (a) The following defined term is hereby added to Section 1.01 of the Credit Agreement in proper alphabetical order:

                1. " `Second Amendment' shall mean Amendment No. 2 to Credit Agreement, dated as of October 29, 2002, among Holdings, the Borrower, the Lenders party thereto, the Administrative Agent and the Syndication Agent."

                (a) The definition of "Consolidated EBITDA" set forth in Section
1.01 of the Credit Agreement is hereby amended by adding the following proviso at the end of the first sentence thereof immediately before the period:

        "; provided that, in determining Consolidated EBITDA, the Borrower may add back cash and non-cash charges and expenses of the types described on Schedule A to the Second Amendment (collectively, `Permitted Addbacks') that are recorded during the period consisting of the third and fourth fiscal quarters of the Borrower's 2002 fiscal year and the first quarter of the Borrower's 2003 fiscal year (such period, the `Permitted Addback Period'), in each case to the extent originally deducted from revenues in determining Consolidated Net Income for any applicable period; but provided further that (I) no cash or non-cash charges or expenses of any kind (other than Permitted Addbacks and items of the types described in clauses (a), (b), (c), (d) (but as to clause
        (d), only depreciation an amortization), (e), (g), and (h) above) recorded during the Permitted Addback Period may be added back to Consolidated Net Income in calculating Consolidated EBITDA for any period and (II) the aggregate of all Permitted Addbacks recorded during the Permitted Addback Period and added back to Consolidated Net Income pursuant to this definition shall not exceed $17,000,000"

                (b) The definition of "Permitted Acquisition" set forth in
Section 1.01 of the Credit Agreement is hereby amended by adding the following proviso at the end of the last sentence thereof immediately before the period:

        "and provided further that the aggregate amount of cash consideration paid with respect to Permitted Acquisitions consummated during the period consisting of the fourth fiscal quarter of the Borrower's 2002 fiscal year and the first fiscal quarter of the Borrower's 2003 fiscal year shall not exceed $3,000,000"

                (c) Section 6.13 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                "SECTION 6.13. Leverage Ratio. The Borrower will not permit the Leverage Ratio as of any date during any period set forth below to be in excess of the ratio set forth below opposite such period:

                      Period                                            Ratio
                      ------                                            -----
            December 31, 2001 through September 28, 2002                4.50

            September 29, 2002 through February 15, 2003                5.75

            February 16, 2003 through December 30, 2003                 4.00

            December 31, 2003 and thereafter                            3.50"

                (d) Section 6.14 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                "SECTION 6.14. Consolidated Interest Coverage Ratio. The Borrower will not permit the Consolidated Interest Coverage Ratio for any four-fiscal-quarter period ending during any period set forth below to be less than the ratio set forth below opposite such period:

                      Period                                            Ratio
                      ------                                            -----
            December 31, 2001 through December 30, 2002                 1.80

            December 31, 2002 through March 28, 2003                    1.70

            March 29, 2003 through December 30, 2003                    2.10

            December 31, 2003 and thereafter                            2.50"

        Section 2.Representations and Warranties. In order to induce the Lenders to enter into this Amendment, each of Holdings and the Borrower hereby represents and warrants to the Lenders as of the Effective Date, as follows:

                (a) This Amendment has been duly executed and delivered by it and constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors' rights generally and except as such enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                (b) No Default or Event or Default has occurred and is continuing.

                (c) Each of the representations and warranties set forth in
Article III of the Credit Agreement is true and correct in all material respects with the same effect as if made on the

Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as to such earlier date).

        Section 3.Effectiveness. This Amendment shall be deemed effective as of the date (the "Effective Date") when each of the following conditions precedent has been satisfied or waived:

                (a) The Administrative Agent shall have received duly executed counterparts of this Amendment bearing the authorized signatures of the Required Lenders, Holdings and the Borrower.

                (b) In consideration of this Amendment and the amendments made herein, the Borrower shall have paid to the Administrative Agent, for the account of each Lender executing this Amendment by 5:00 p.m. (New York time) on the Effective Date, a fee in the amount of 25 basis points (0.25%) on the aggregate principal amount of such Lender's Revolving Commitment and outstanding Term Loans.

        Section 4.Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

        Section 5.Effect of Amendment. Except as expressly set forth herein, this Amendment shall not, by implication or otherwise, limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Syndication Agent, the Borrower or Holdings under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower or Holdings to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Amendment shall constitute a "Loan Document" for all purposes of the Credit Agreement and the other Loan Documents. This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by each of the parties hereto.

        Section 6.Notices. All notices hereunder shall be given in accordance with the provisions of Section 9.01 of the Credit Agreement.

        Section 7.Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument, and shall become effective as provided in Section 4 hereof.

        Section 8.Headings. The headings used herein are for convenience of reference only, are not part of this Amendment and are not to be taken into consideration in interpreting this Amendment.

                IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.



                                            DJ ORTHOPEDICS, LLC


                                            By:  /s/ Vickie L. Capps
                                                 -------------------------------
                                                 Name:  Vickie L. Capps
                                                 Title: Sr. V.P. & CFO



                                            DJ ORTHOPEDICS, INC.


                                            By:  /s/ Vickie L. Capps
                                                 -------------------------------
                                                 Name:  Vickie L. Capps
                                                 Title: Sr. V.P. & CFO



                                            WACHOVIA BANK, NATIONAL ASSOCIATION,
                                            individually and as Administrative
                                            Agent and Collateral Agent


                                            By:  /s/ Harry E. Ellis
                                                 -------------------------------
                                                 Name:  Harry E. Ellis
                                                 Title: Managing Director,
                                                        Senior Vice President



                                            JPMORGAN CHASE BANK, individually
                                            and as Syndication Agent, Issuing
                                            bank and Swingline Lender


                                            By:  /s/ Robert Bottamedi
                                                 -------------------------------
                                                 Name:  Robert Bottamedi
                                                 Title: Vice President

                                            AMSOUTH BANK


                                            By:
                                                 -------------------------------
                                                 Name:
                                                 Title:

                                            BAYERISCHE HYPO-UND VEREINSBANK AG,
                                            NEW YORK BRANCH


                                            By:  /s/ Ajay Nanda
                                                 -------------------------------
                                                 Name:  Ajay Nanda
                                                 Title: Associate Director

                                            By:  /s/ Elizabeth Tallmadge
                                                 -------------------------------
                                                 Name:  Elizabeth Tallmadge
                                                 Title: Chief Investment Officer

                                            BANK LEUMI USA


                                            By:  /s/ Gloria Bucher
                                                 -------------------------------
                                                 Name:  Gloria Bucher
                                                 Title: Senior Vice President,
                                                        Managing Director

                                            FLEET NATIONAL BANK


                                            By:  /s/ Christopher J. Wickles
                                                 -------------------------------
                                                 Name:  Christopher J. Wickles
                                                 Title: Vice President

                                            WELLS FARGO BANK, N.A.


                                            By:  /s/ Martin Roblee
                                                 -------------------------------
                                                 Name:  Martin Roblee
                                                 Title: Vice President

                                            THE PROVIDENT BANK


                                            By:  /s/ Thomas W. Doe
                                                 -------------------------------
                                                 Name:  Thomas W. Doe
                                                 Title: Vice President

                                            PROVIDENT BANK OF MARYLAND


                                            By:  /s/ Samuel B. Bayne, Jr.
                                                 -------------------------------
                                                 Name:  Samuel B. Bayne, Jr.
                                                 Title: Vice President

                                   Schedule A

                      Performance Improvement Program Costs


                  Type of Cost                                   Estimated Amount
                  ------------                                   ----------------
Severance                                                          $4.1 million

AlixPartners--Consulting Expenses                                  $3.5 million

Non-cash reserves for inventory and intangibles                    $3.3 million
related to refocus of product strategy

Vacated facilities rent accrual                                    $2.5 million

IT Consulting                                                      $1.0 million

Moving costs and other                                             $1.1 million